VANGUARD/PRIMECAP FUND, INC.
                              PROSPECTUS SUPPLEMENT
                                OCTOBER 17, 1997

The last sentence on page 9 of the prospectus dated April 18, 1997, gives an incorrect figure for the investment advisory fee paid by the Fund in 1996. The sentence should read as follows: "For the year ended December 31, 1996, the investment advisory fee paid by the Fund represented an effective annual rate of 0.28% of average net assets."


                                                                            PS59